Exhibit 99.1

January 15, 2021 Desktop Metal to Acquire EnvisionTEC, Entering Market for Volume Production Polymer Additive Manufacturing EnvisionTEC’s Category-leading Product and IP Portfolios Expand Desktop Metal’s Reach to Photopolymer 3D Printing, Digital Biofabrication, and Digital Casting Markets, Offering Go-to-Market Synergies Via Robust, Vertically-Focused Dental and Jewelry Channels BOSTON & DEARBORN, Mich.--(BUSINESS WIRE)--Desktop Metal, Inc. (NYSE: DM), a leader in mass production and turnkey additive manufacturing solutions, today announced the signing of a definitive agreement to acquire EnvisionTEC, a leading global provider of volume production photopolymer 3D printing solutions for end-use parts, for total consideration of $300 million, consisting of a combination of cash and newly issued Desktop Metal stock. The transaction is expected to close in the first quarter of 2021, subject to customary closing conditions. Following completion of the acquisition, EnvisionTEC will operate as a wholly owned subsidiary of Desktop Metal. EnvisionTEC founder Al Siblani will continue to serve as Chief Executive Officer of the EnvisionTEC business. This press release features multimedia. View the full release here: https://www.businesswire.com/news/home/20210115005221/en/ EnvisionTEC is a leader in the dental market with over 1,000 dental customers now using its printers for end-use parts. (Photo: Business Wire) “I’m thrilled to partner with Al and the EnvisionTEC team to bring significant growth to the additive market,” said Ric Fulop, Founder and Chief Executive Officer of Desktop Metal. “EnvisionTEC is a true pioneer and responsible for many of the leading technologies widely used today to produce end-use photopolymer parts through additive manufacturing. Together, Desktop Metal and EnvisionTEC have an opportunity to shape the future of Additive Manufacturing 2.0 and transform how parts are made around the world. I look forward to welcoming EnvisionTEC to the Desktop Metal team to deliver world-class additive manufacturing solutions that help make our customers successful.”

“I am excited and honored to partner with Ric and the Desktop Metal team to deliver end-use parts in both metal and polymers as we implement Ric’s vision on the future of Additive Manufacturing 2.0,” said Siblani. “Bringing the two companies together will deliver a global footprint of customers that can cross-benefit from our combined technology platforms. I believe we have many opportunities to scale the business, disrupt traditional manufacturing, expand our customer base, and create value for our shareholders.” Acquiring a Category Leader with a History of Innovation As the original inventor of digital light processing (DLP) 3D printing technology, EnvisionTEC has one of the strongest intellectual property portfolios in the area-wide photopolymer 3D printing market, counting over 140 issued and pending patents, which Desktop Metal believes includes blocking intellectual property. Today, EnvisionTEC has over 5,000 customers across a broad range of industries, including medical devices, jewelry, automotive, aerospace, and biofabrication. In addition, the company is a leader in the dental market, more than tripling the number of Envision One dental shipments from 2019 to 2020 and with over 1,000 dental customers now using its printers for end-use parts. Key customers include Cartier, Celgene, Ford, Hasbro, Oral Arts, Stuller, and Smile Direct Club. In addition to extensive customer adoption, EnvisionTEC has a broad library of over 190 materials, featuring photopolymer resins with material properties in-line with or exceeding those of thermoplastics and multiple FDA-listed and 510(K)-cleared resins for the manufacturing of medical devices. The company augments its robust proprietary material development efforts with a selectively open business model, leveraging relationships with major chemical companies such as Henkel Loctite, DSM Somos, Detax, Keystone, and Arkema to sell third-party, industry-validated resins for use with its additive manufacturing platforms. Expanding a Unified Product Portfolio Across Metals, Composites, and Polymers EnvisionTEC brings a compelling product portfolio for producing photopolymers under Desktop Metal’s umbrella, including the new Envision One and Xtreme 8K printing platforms designed for cost-effective volume production. The Xtreme 8K platform, which is expected to begin commercial shipments in the first quarter of 2021, features the largest build area among production-grade DLP printers. The Xtreme 8K leverages patented projection array technology and is capable of delivering build speeds up to 100 times those of legacy thermoplastic 3D printers (1) and at a fraction of the hardware price of comparable solutions. The Envision One platform, which includes models for dental, medical, and industrial segments and for high temperature resins, leverages patented continuous digital light manufacturing (cDLM) and domeless basement technologies to deliver high-speed, end-use parts production with exceptional accuracy. EnvisionTEC is also a pioneer in digital biofabrication additive manufacturing with its Bioplotter platform, which supports the production of biocompatible parts for medical applications such as bone regeneration, cartilage regeneration, soft tissue fabrication, drug release, and organ printing. Scaling Distribution and Access to New Verticals Through Complementary Channels The acquisition more than doubles Desktop Metal’s global distribution network and increases its geographic sales capabilities to 68 countries around the world. EnvisionTEC adds a robust set of vertically-focused partners in the dental and jewelry markets, which Desktop Metal plans to leverage to sell its metal additive manufacturing solutions. In addition, Desktop Metal’s horizontally-focused channel partners will provide an outlet for distributing EnvisionTEC products and scaling its sales, particularly in industrial, education, and R&D segments. Leveraging Desktop Metal Technology to Advance Digital Casting Solutions Through this acquisition, Desktop Metal will gain digital casting capabilities via EnvisionTEC’s industrial-scale robotic additive manufacturing (RAM) product platform. EnvisionTEC’s RAM systems, which are available for as little as one-fourth of the price of slower legacy alternatives, use patented technology to produce mold cores and investment casting patterns for foundry applications using either Polymethyl Methacrylate (PMMA) or silica sand. Desktop Metal plans to significantly advance the performance of this platform with the proprietary and patent-pending Single Pass Jetting™ technology originally developed for its Production System™ to drive productivity enhancements and improve part economics across builds as large as 1.8 x 0.9 x. 0.9 meters. Conference Call Information Desktop Metal will host a conference call on January 15, 2021 at 8:15 a.m. ET to discuss the transaction. The conference call will be webcast simultaneously to the public through a link on the Investor Relations section of Desktop Metal’s website, www.ir.desktopmetal.com. About Desktop Metal Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum and named to MIT Technology Review’s list of 50 Smartest Companies. For more information, visit www.desktopmetal.com. About EnvisionTEC EnvisionTEC is a leading global provider of professional-grade 3D printing solutions. Founded in 2002 with its pioneering commercial DLP printing technology, EnvisionTEC now sells more than 30 printer configurations based on five distinct technologies that build objects from digital design files. The company’s premium 3D printers serve a variety of medical, professional and industrial markets, and are valued for precision, surface quality, functionality and speed. For more information, visit www.envisiontec.com. Forward Looking Statements

This communication relates to a proposed business combination transaction between Desktop Metal, Inc. (“Desktop Metal”) and EnvisionTEC, Inc. (“EnvisionTEC”). This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this communication, including statements regarding the anticipated benefits of the proposed transaction, anticipated impact of the proposed transaction on Desktop Metal’s future results of operations and financial position, the amount and timing of synergies from the proposed transaction, the anticipated closing date, and other aspects of Desktop Metal’s operations or results, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Desktop Metal has based these forward-looking statements on current information and management’s current expectations and beliefs. These forward-looking statements speak only as of the date of this communication and are subject to a number risks and uncertainties, including, without limitation, the following: the impact of the COVID-19 pandemic on Desktop Metal’s and EnvisionTEC’s business, including their suppliers and customers; the effect of the transaction (or announcement thereof) on the ability of Desktop Metal or EnvisionTEC to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom they do business; risks that the transaction disrupts current plans and operations; the ability of Desktop Metal and EnvisionTEC to consummate the proposed transaction in a timely manner or at all, including the ability to secure regulatory approvals; impact to Desktop Metal’s business if the transaction is not consummated; successful integration of Desktop Metal’s and EnvisionTEC’s businesses and realization of synergies and benefits; the ability of Desktop Metal to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; and business disruption following the transaction. This list of risks and uncertainties is not exhaustive. For additional information about other risks and uncertainties that could cause actual results of the transaction to differ materially from those described in the forward-looking statements in this communication, and of Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the Securities Exchange Commission (“SEC”), including without limitation the “Risk Factors” and/or other information included in the Form 8-K to be filed by Desktop Metal in connection with the transaction, the S-4 Registration Statement filed with the SEC on September 15, 2020, the S-1 Registration Statement filed with the SEC on December 23, 2020, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. The forward-looking statements included in this communication are made as of the date hereof. Except as required by applicable law, Desktop Metal will not update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise. (1) Based on print time estimates for professional and industrial extrusion-based 3D printers and using comparable layer thickness and materials.

View source version on businesswire.com: https://www.businesswire.com/news/home/20210115005221/en/ For Desktop Metal Investor / Media Relations Lynda McKinney press@desktopmetal.com Investor Relations Mike Callahan / Tom Cook DesktopMetalIR@icrinc.com Source: Desktop Metal, Inc.